UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 20, 2006 (September 19, 2006)

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	000-52012	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH		84020
Address of Principal Executive Offices		Zip Code

(801) 816-6918
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01               Regulation FD Disclosure.

On September 19, 2006, INVESTools Inc. (the “Company”) and thinkorswim Group Inc. announced that the two parties had entered into a definitive merger agreement to combine the two companies in a transaction valued at approximately $340 million. On September 19, 2006, a conference call was held at 9:00 a.m. Eastern to discuss the proposed transaction, during which time a presentation was reviewed. The Company is hereby furnishing the presentation, which information is posted on the Company’s corporate website under the Investor Relations section.  Such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in Item 7.01of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In connection with the solicitation of proxies from the shareholders of INVESTools to, among other things, approve the issuance of INVESTools common stock in connection with the proposed merger, INVESTools will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by INVESTools at the SEC website at http:// www.sec.gov. The proxy statement and other documents also may be obtained for free from INVESTools by directing such request to INVESTools Inc., Attention: Investor Relations, 13947 South Minuteman Drive, Draper, Utah 84020 or email at investor.relations@investools.com.

INVESTools and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with, among other things, the approval of the issuance of INVESTools common stock in connection with the proposed merger. Information concerning the interests of INVESTools’ participants in the solicitation, which may be different than those of INVESTools stockholders generally, is set forth in INVESTools’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement when it becomes available.

Item 9.01               Financial Statements and Exhibits.

99.1         INVESTools – thinkorswim Merger Presentation dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: September 20, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	INVESTools – thinkorswim Merger Presentation dated September 19, 2006.